UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 4, 2023

ANTIAGING QUANTUM LIVING, Inc.

(Exact Name of Registrant as Specified in its Charter)

New York	000-56157	47-2643986
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133-27 39th Ave #PH2A Flushing, NY	11354
(Address of principal executive offices)	(Zip Code)

(929) - 527-5382

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) The Board of Directors of Antiaging Quantum Living Inc. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the financial period ending September 30, 2023. The Company invited several public accounting firms to participate in this process, including Simon & Edward, LLP. (“Simon & Edward”), the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2023. As a result of this process, the Company approved the appointment of PWN LLP (“PWN”) as the Company’s independent registered public accounting firm the financial period ending September 30, 2023, subject to completion of its standard client acceptance procedures. This action effectively dismissed Simon & Edward as the Company’s independent registered public accounting firm as of October 4, 2023.

The reports of Simon & Edward on the Company’s consolidated financial statements for the fiscal years ended March 31, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended March 31, 2023 and 2022, and in the subsequent interim period through June 30, 2023, there were no disagreements with Simon & Edward on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Simon & Edward, would have caused Simon & Edward to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended March 31, 2023 and 2022, or in the subsequent period through June 30, 2023.

The Company has provided a copy of the foregoing disclosures to Simon & Edward and requested that Simon & Edward furnish it with a letter addressed to the Securities and Exchange Commission stating whether Simon & Edward agrees with the above statements. A copy of Simon & Edward’s letter, dated October 4, 2023, is filed as Exhibit 16.1 to this Form 8-K.

(b) During the two most recent fiscal years and in the subsequent interim period through June 30, 2023, the Company has not consulted with PWN with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Simon & Edward LLP to the Securities and Exchange Commission dated October 4, 2023.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 4, 2023

ANTIAGING QUANTUM LIVING, Inc.

/s/ Barry Wan
By:	Barry Wan
Title:	President

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